UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): September 28, 2007

                                Con-way Inc.
           (Exact name of registrant as specified in its charter)

            Delaware                     1-5046           94-1444798
---------------------------------   --------------------------------------
  (State or other jurisdiction         (Commission       (IRS Employer
        of incorporation)             File Number)    Identification No.)

 2855 Campus Drive, Suite 300, San Mateo, California         94403
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      (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (650) 378-5200

        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

In its report on Form 8-K filed on July 27, 2007, the Company announced that David S. McClimon had ceased serving as Senior Vice President of the Company and President of Con-way Freight, Inc., the Company's less-than-truckload trucking company, and that Mr. McClimon had agreed to continue to serve in an advisory role during a transition period.

Subsequently Mr. McClimon and Con-way Freight entered into a Separation Agreement and Release (the "Agreement"), effective September 28, 2007, pursuant to which Mr. McClimon agreed to continue serving as an advisor until February 1, 2008. Under the terms of the Agreement, Mr. McClimon:

     (1) will continue to receive salary through February 1, 2008, as well as certain specified benefits;
     (2) will continue to participate in the Company's incentive compensation plans in accordance with their terms;
     (3) will have until August 1, 2008 to exercise his options in Company stock which are vested and outstanding as of February 1, 2008;
     (4) is entitled to receive a lump sum separation payment in the amount of $1,485,050.41, payable on or before October 12, 2007;
     (5) is entitled to receive title to his Company-provided automobile on February 2, 2008;
     (6) is entitled to receive the value of all unused vacation or "paid time off" as of February 1, 2008.

The foregoing description of the Agreement is qualified in its entirety by reference to the copy of the Agreement attached hereto as Exhibit 99.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits

 EXHIBIT NUMBER    EXHIBIT TITLE OR DESCRIPTION

 EX 99             Separation Agreement and Release between
                   David S. McClimon and Con-way Freight, Inc.



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    CON-WAY INC.



                    By:     /s/Jennifer W. Pileggi
                          ---------------------------------------------------
                    Name:   Jennifer W. Pileggi
                    Title:  Senior Vice President, General Counsel and
                            Secretary

Date: October 1, 2007